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                                                                     EXHIBIT 1.1

                      PROTECTION ONE ALARM MONITORING, INC.

              6 3/4% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2003

                             UNDERWRITING AGREEMENT

September 16, 1996
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                               September 16, 1996



Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Montgomery Securities
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Ladies and Gentlemen:

         PROTECTION ONE ALARM MONITORING, INC., a Delaware corporation (the "Company"), proposes to issue and sell to Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Bear, Stearns & Co. Inc. and Montgomery Securities (collectively, the "Underwriters"), $90,000,000 aggregate principal amount at maturity of its 6 3/4% Convertible Senior Subordinated Notes due 2003 (the "Firm Notes") to be issued pursuant to the provisions of a Subordinated Debt Shelf Indenture dated as of August 29, 1996 (the "Subordinated Indenture") and a Supplemental Indenture No. 1 to be dated as of the Closing Date (as defined in Section 3 hereof) (the "Supplemental Indenture," and, together with the Subordinated Indenture, the "Indenture") between the Company and Protection One, Inc., a Delaware corporation ("Protection One"), and State Street Bank and Trust Company, as trustee (the "Trustee"). The Company also proposes to issue and sell to the several Underwriters not more than $13,500,000 principal amount at maturity of the Company's 6 3/4% Convertible Senior Subordinated Notes due 2003 (the "Option Notes") to cover over-allotments if and to the extent such option is exercised by the Underwriters pursuant to the right to purchase such Option Notes granted in Section 3 hereof. The Firm Notes and the Option Notes are hereinafter referred to as the "Notes." The Notes are convertible, at the option of the holder, into shares of Common Stock, par value $.01 per share (the
"Common Stock", and together with the Notes, the "Securities"), of Protection
One at any time after 90 days following the later of the latest date of original issuance thereof and the Closing Date through final maturity, unless previously redeemed or otherwise repurchased by the Company. The number of shares of Common Stock issuable upon conversion of the Notes (the "Conversion Shares") shall be determined based on a conversion price of $17.95 per share per $1,000 principal amount at maturity of Notes, subject to adjustment, as provided in the Supplemental Indenture. Protection One and each subsidiary of Protection One which becomes a Subsidiary Guarantor pursuant to the terms of the Indenture (the Subsidiary Guarantors, together with Protection One, are referred to from time to time herein, collectively, as the "Guarantors") will jointly and severally guarantee the obligations of the
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Company under the Notes and the Indenture pursuant to the terms of the Indenture
(each, a "Note Guarantee").

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Registration No. 333-09401) including a prospectus, relating to certain of its debt securities (including the Notes, collectively, the "Debt Securities"), the Note Guarantees and the Common Stock, and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"). Such registration statement has been declared effective by the Commission. The Company will prepare and file with the Commission a prospectus supplement reflecting the terms of the Notes, the terms of the offering thereof and the other matters set forth therein pursuant to Rule 424 under the Securities Act. Such prospectus supplement, in the form first filed after the date hereof pursuant to Rule 424, is herein referred to as the "Prospectus Supplement." As used herein, (i) the term "Registration Statement" means the registration statement, as amended at the date hereof, together with any registration statement filed with the Commission pursuant to Rule 462(b) under the Securities Act (a "Rule 462(b) Registration Statement"), including the exhibits thereto and the documents incorporated by reference therein, (ii) the term "Basic Prospectus" means the prospectus included in the Registration Statement relating to all offerings of Debt Securities under the Registration Statement, (iii) the term "preliminary prospectus" means any preliminary prospectus supplement specifically relating to the Notes, together with the Basic Prospectus, and (iv) the term "Prospectus" means the Basic Prospectus as supplemented by the Prospectus Supplement. As used herein, the terms "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the date of the Basic Prospectus.

         1. Representations and Warranties. The Company and Protection One each represents and warrants to, and agrees with, each of the Underwriters that:

         (a) The Registration Statement has become effective under the Securities Act; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission;

         (b) (i) Each document, if any, filed or to be filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder (the "Exchange Act Regulations") and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the Exchange Act Regulations, and
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     when read together with the other information in the Prospectus does not contain and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) each part of the Registration Statement (including any amendment or supplement thereto, any Rule 462(b) Registration Statement and any annual report on Form 10-K filed with the Commission after the filing of the original Registration Statement), when such part became effective, complied in all material respects with the Securities Act and the rules and regulations of the Commission thereunder (the "Securities Act Regulations"), the Trust Indenture Act of 1939, as amended (the "TIA"), and the rules and regulations of the Commission thereunder (the "TIA Regulations"), and did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act, the Securities Act Regulations, the TIA and the TIA Regulations and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph 1(b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein. At the Closing Date and at the Option Closing Date, if any, the Indenture will comply in all material respects with the requirements of the TIA and the TIA Regulations.

         (c) All of the issued and outstanding shares of capital stock of Protection One have been duly and validly authorized and issued and are fully paid and non-assessable; except as set forth in the Prospectus or incorporated by reference therein, there are no outstanding rights, subscriptions, warrants, calls, options or other agreements of any kind to which the Company or Protection One is a party with respect to the capital stock of Protection One; Protection One has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Protection One and the subsidiaries of Protection One listed on Schedule II attached hereto (each, a "Subsidiary" and, collectively, the
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     "Subsidiaries"), taken as a whole. The only subsidiaries of Protection One are listed on Schedule II attached hereto.

         (d) All of the issued and outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable and are owned by Protection One, directly or indirectly, in each case free and clear of any pledge, lien, encumbrance, security interest, preemptive right or other claim other than liens in favor of the lenders under the Revolving Credit Facility (as defined in the Prospectus); except as set forth in the Prospectus, there are no outstanding rights, subscriptions, warrants, calls, options or other agreements of any kind to which the Company or Protection One is a party with respect to the capital stock of any Subsidiary; each Subsidiary has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Protection One and the Subsidiaries, taken as a whole. As of the Closing Date, Protection One will have no direct subsidiary other than the Company and will directly own all of the outstanding capital stock of the Company.

         (e) This Agreement has been duly authorized, executed and delivered by the Company and Protection One.

         (f) The authorized capital stock of Protection One conforms as to legal matters to the description thereof contained in the Prospectus.

         (g) The Notes have been duly authorized and, when executed, authenticated and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will (x) be valid and binding obligations of the Company enforceable in accordance with their terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (B) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability and (y) be entitled to the benefits of the Indenture. The Notes will conform in all material respects to the description thereof contained in the Prospectus under the headings "Description of Debt Securities" and "Description of Convertible Notes."

         (h) The Subordinated Indenture has been duly qualified under the TIA and duly authorized, executed and delivered by the Company and Protection One and is a valid and binding agreement of the Company and Protection One, enforceable in
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     accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability. The Supplemental Indenture has been duly authorized, and when executed and delivered by the Company, Protection One and the Trustee will be a valid and binding agreement of the Company and Protection One, enforceable in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability. The Subordinated Indenture conforms, and the Supplemental Indenture will conform, in all material respects to the description thereof contained in the Prospectus under the headings "Description of Debt Securities" and "Description of Convertible Notes."

         (i) The Note Guarantee has been duly authorized, executed and delivered by Protection One and upon execution and delivery of the Supplemental Indenture by Protection One and, assuming due execution and authentication of the Notes in accordance with the Indenture, will (x) be a valid and binding obligation of Protection One enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability and (y) be entitled to the benefits of the Indenture. The Note Guarantee will conform in all material respects to the description thereof contained in the Prospectus under the headings "Description of Debt Securities" and "Description of the Notes."

         (j) The Conversion Shares have been duly authorized and reserved and, when issued upon conversion of the Notes in accordance with the terms of the Notes and the Indenture, will be validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar rights. The Conversion Shares will conform in all material respects to the description thereof contained in the Prospectus under the heading "Description of Capital Stock."

         (k) The execution and delivery by the Company and Protection One of, and the performance by each of the Company and Protection One of its obligations under, this Agreement, the Indenture, the Notes (in the case of the Company) and the Note Guarantee (in the case of Protection One), and the issuance, sale and delivery of the Notes, the Note Guarantee or the Conversion Shares will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or Protection One or any agreement or other instrument binding upon Protection One or any of the Subsidiaries that is material to Protection One and the
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     Subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over Protection One or any Subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the issuance of the Notes or the Conversion Shares upon conversion of the Notes, or the performance by each of the Company and Protection One of its respective obligations under this Agreement, the Indenture, the Notes or the Note Guarantee (in the case of Protection One), except such as may be required by the Securities Act and the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes and the Note Guarantee.

         (l) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of Protection One and the Subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

         (m) There are no legal or governmental proceedings pending or overtly threatened to which Protection One or any Subsidiary is a party or to which any of the properties of Protection One or any Subsidiary is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

         (n) Each of Protection One and the Subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on Protection One and the Subsidiaries, taken as a whole.

         (o) Neither the Company nor Protection One is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         (p) Protection One and each of the Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have
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     received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and
     (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on Protection One and the Subsidiaries, taken as a whole.

         (q) In the ordinary course of its business, Protection One conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of Protection One and each Subsidiary, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, Protection One has reasonably concluded that the associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on Protection One and the Subsidiaries, taken as a whole.

         (r) Each preliminary prospectus filed pursuant to Rule 424 under the Securities Act complied when so filed in all material respects with the Securities Act and Securities Act Regulations.

         (s) Other than the Amended and Restated Stockholders' Agreement dated as of August 15, 1994, among the Company and the Stockholders (as defined therein), there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company (other than registration statements that have previously been filed) or to require the Company to include such securities with the Debt Securities, Note Guarantees and Common Stock registered pursuant to the Registration Statement.

         (t) Each of the Company and Protection One has complied with all applicable provisions, if any, of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

         2. Public Offering. The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Notes on the terms set forth in the Prospectus as soon as practicable after this Agreement is entered into as in the judgment of the Underwriters is advisable.
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         3. Purchase and Delivery. Upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, the Company hereby agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company the aggregate principal amount at maturity of Firm Notes set forth in Schedule I hereto opposite their names at a purchase price of 97.0% per $1,000 principal amount thereof at maturity plus accrued interest, if any, from September 20, 1996 to the date of payment and delivery (the "Purchase Price").

         Upon the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company hereby agrees to sell to the Underwriters, and the Underwriters shall have a one-time right to purchase, severally and not jointly, up to an aggregate of $13,500,000 principal amount at maturity of Option Notes at the Purchase Price. Option Notes may be purchased solely for the purpose of covering over-allotments made in connection with the Firm Notes. If any Option Notes are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the principal amount at maturity of Option Notes (subject to such adjustments to eliminate the issuance of Option Notes in denominations other than integral multiples of $1,000 principal amount at maturity as the Underwriters may determine) that bears the same proportion to the principal amount at maturity of Option Notes to be purchased as the principal amount at maturity of Firm Notes set forth on Schedule I hereto opposite the name of such Underwriter bears to the total principal amount at maturity of Firm Notes.

         Payment for the Firm Notes shall be made against delivery of the Firm Notes at a closing (the "Closing") to be held at the offices of Shearman & Sterling, 777 South Figueroa Street, Los Angeles, California, at 7:00 a.m., local time, on September 20, 1996, or at such other time on the same or such other date, not later than September 27, 1996, as shall be designated in writing by the Underwriters. The time and date of such payment are herein referred to as the "Closing Date." Payment for the Firm Notes shall be made by wire transfer of immediately available funds payable to the order of the Company.

         Payment for any Option Notes to be sold by the Company shall be made at the offices of Shearman & Sterling, 777 South Figueroa Street, Los Angeles, California, at 7:00 a.m., local time, on such date (which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor later than ten business days after the giving of the notice hereinafter referred to) as shall be designated in a written notice from the Underwriters to the Company their determination to purchase an amount, specified in said notice, of Option Notes. Payment for the Option Notes shall be made by wire transfer of immediately available funds payable to the order of the Company. The time and date of such payment are hereinafter referred to as the "Option Closing Date." The notice of the determination to exercise the option to purchase Option Notes and of the Option Closing Date may be given at any time within 30 days after the date of this Agreement, but in any event shall be given at least two business days prior to the Option Closing Date.
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         Certificates for the Firm Notes and the Option Notes shall be in definitive or global form and registered in such names and in such denominations as Morgan Stanley, on behalf of the Underwriters, shall request in writing not less than two full business days prior to the Closing Date or the Option Closing Date, as the case may be. The Firm Notes and any Option Notes shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, with any transfer taxes payable in connection with the transfer of the Notes to you duly paid, against payment of the purchase price therefor.

         4. Conditions to Closing. The several obligations of the Underwriters under this Agreement to purchase the Firm Notes will be subject to the following conditions:

         (a) Subsequent to the date of this Agreement and on or prior to the Closing Date:

             (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's or any of Protection One's securities by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

             (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of Protection One and the Subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Notes on the terms and in the manner contemplated in the Prospectus.

         (b) You shall have received certificates on the Closing Date from each of the Company and Protection One, dated the Closing Date and signed by an executive officer of the Company and Protection One, as the case may be, to the effect set forth in clause (a)(i) above and to the effect that the representations and warranties of the Company and Protection One contained in this Agreement are true and correct as of the Closing Date and that the Company and Protection One have complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date. The officer signing and delivering each such certificate may rely upon the best of such officer's knowledge as to proceedings threatened.
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                                       10

         (c) You shall have received on the Closing Date an opinion of Mitchell, Silberberg & Knupp LLP, independent counsel for the Company and Protection One, dated the Closing Date, to the effect set forth in Exhibit A.

         (d) You shall have received on the Closing Date an opinion of Shearman & Sterling, counsel for the Underwriters, dated the Closing Date, to the effect set forth in Exhibit B.

         (e) You shall have received on each of the date hereof and the Closing Date a letter, dated the Closing Date, in form and substance satisfactory to you, from Coopers & Lybrand L.L.P., independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

         (f) The "lock-up" agreements each substantially in the form of Exhibit C hereto, between you and certain officers, directors and stockholders of Protection One relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

         (g) You shall have received such other documents and certificates of the Company and Protection One as are reasonably requested by the Underwriters or their counsel.

         The several obligations of the Underwriters to purchase Option Notes hereunder are subject to the delivery to the Underwriters on the Option Closing Date of such documents as Morgan Stanley, on behalf of the Underwriters, may reasonably request with respect to the good standing of the Company and Protection One, the due authorization and issuance and sale of the Option Notes and other matters related to the issuance and sale of the Option Notes.

         5. Covenants of the Company. In further consideration of the agreements of the Underwriters contained in this Agreement, the Company and Protection One covenant as follows:

         (a) To furnish to you, without charge, four signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 5:00 p.m., local time, on the business day following the date of this Agreement and during the period mentioned in paragraph (c) below, as many copies of each preliminary prospectus, if
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                                       11

     any, the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as each of you may reasonably request.

         (b) Before amending or supplementing the Registration Statement or the Prospectus (other than through the making of any filing pursuant to the Exchange Act), to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object unless, in the judgment of the Company and as stated in the written opinion of the Company's counsel, such amendment or supplement is necessary to comply with applicable law, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

         (c) If, during such period after the first date of the public offering of the Notes as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary in your judgment to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel to the Underwriters, it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Notes may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as so amended or supplemented, will comply with law.

         (d) To endeavor to qualify the Notes, the Note Guarantee and the Conversion Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

         (e) Whether or not any sale of such Notes to the Underwriters is consummated, to pay all expenses incident to the performance of the Company's and Protection One's obligations under this Agreement, including:
     (i) the fees, disbursements and expenses of the Company's counsel, the Company's accountants and the Trustee and its counsel in connection with the registration and delivery of the Notes, Note Guarantees and Conversion Shares under the Securities Act and all other fees and expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) the preparation, issuance and delivery of the Notes and the Conversion Shares upon conversion of the Notes, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memoranda in connection with the offer and sale of the Notes under state securities laws and all expenses in connection with the qualification of the Notes, the Note Guarantee and the Conversion Shares under securities or Blue Sky laws in accordance with the provisions in
     Section 5(d) hereof, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky or legal investment memoranda, (iv) any fees charged by rating agencies for the rating of the Notes, (v) all document production charges and expenses of counsel to the Underwriters (but not including their fees for professional services) in connection with the preparation of this Agreement, (vi) the fees and expenses incident to listing the Notes on the New York Stock Exchange (the "NYSE"), (vii) all filing fees and disbursements of counsel to the Underwriters incurred with respect to any filing with the National Association of Securities Dealers, Inc. (the "NASD"), (viii) all fees and expenses incident to listing the Conversion Shares on the Nasdaq National Market or any exchange on which the Common Stock listed and primarily traded following registration of the Conversion Shares under the Securities Act, (ix) the cost of printing certificates representing the Notes and the Conversion Shares, (x) the costs and charges of any transfer agent, registrar or depositary for the Notes and the Conversion Shares, as the case may be, (xi) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expense of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (xii) all other costs and expenses incident to the performance of the obligations of the Company and Protection One hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 7 entitled "Indemnity and Contribution", and the last paragraph of Section 9 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Notes by them, and any advertising expenses connected with any offers they may make.

         (f) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending September 30, 1997 that satisfies the provisions of Section 11(a) of the Securities Act and the Securities Act Regulations.

         (g) To cause the Notes to be duly authorized for listing on the NYSE and to be registered under the Exchange Act.

         (h) To apply the net proceeds from the sale of the Notes being sold by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

         6. Covenants of Protection One. In further consideration of the agreements of the Underwriters contained in this Agreement, Protection One covenants as follows:

         (a) To reserve and keep available at all times, free of preemptive or similar rights, that number of shares of Common Stock sufficient for the purpose of enabling Protection One to issue the Conversion Shares issuable upon conversion of the Notes.

         (b) To cause the Conversion Shares to be approved for quotation on the Nasdaq National Market or any exchange on which the Common Stock is listed and primarily traded following registration of the Conversion Shares under the Securities Act.

         (c) For a period of 90 days after the date of the Prospectus Supplement, it will not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or enter into any swap or similar arrangement that transfers to another, in whole or in part, the economic risk of ownership of the Common Stock without the prior written consent of Morgan Stanley; except for (i) sales to the Underwriters pursuant to this Agreement, (ii) the grant of options, restricted stock and other awards to employees pursuant to a benefit plan in effect on the date hereof and the issuance of shares of Common Stock upon exercise of such options and other awards and (iii) the issuance of Common Stock having an aggregate market value at the time of issuance not exceeding $11,250,000 (such aggregate market value of Common Stock being referred to herein, as the "Acquisition Stock") as full or partial compensation in connection with acquisitions by the Company of portfolios of subscriber accounts, subject to the condition that prior to such issuance Protection One shall obtain from each of the proposed recipients of such Acquisition Stock, and shall deliver to Morgan Stanley at least five days prior to the issuance of any Acquisition Stock, a written agreement for the benefit of the Underwriters and Protection One (an "Acquisition Lock-Up Letter") that such recipients collectively (A) for a period of 90 days after the date of the Prospectus Supplement will not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale, or otherwise transfer or dispose of, directly or indirectly, Acquisition Stock having an aggregate market value of $10,000,000 (determined at the time of the issuance of the Acquisition Stock to such recipients), and (B) for a period of 30 days after the date of the Prospectus Supplement will not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale, or otherwise transfer or dispose of, directly or indirectly, any Acquisition Stock. In the event that, prior to any issuance of Acquisition Stock, Protection One shall fail to obtain an Acquisition Lock-Up Letter from each recipient of such Acquisition Stock or shall fail to deliver any such Acquisition Lock-Up Letter to Morgan Stanley, in each case as provided in clause (iii) of the preceding sentence, the exception provided by such clause (iii) shall be revoked and of no further force and effect and such issuance of Acquisition Stock shall be deemed to have been made in violation of the provisions of this subsection 6(c).

         (d) Within 30 days after the date of the Prospectus Supplement, it will cause each of Metrol Security Services, Inc., a Delaware corporation ("Metrol"), and Sonitrol of Arizona, Inc. ("Sonitrol"), an Arizona corporation, each of which is a Subsidiary of Protection One, to be merged with and into the Company, and if either Metrol or Sonitrol is not so merged within such 30-day period, Protection One shall cause Metrol or Sonitrol, as the case may be, to become a Subsidiary Guarantor in accordance with the terms of the Indenture.

         7. Indemnification and Contribution. (a) Each of the Company and Protection One, jointly and severally, agrees to indemnify and hold harmless each Underwriter, and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, such Underwriter, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling or affiliated person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented, if the Company and Protection One shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company and Protection One in writing by such Underwriter expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Notes or of any person controlling such Underwriter, if a copy of the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Notes to such person, and if the Prospectus (as amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

         (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and Protection One, their directors, their officers who sign the Registration Statement and each person, if any, who controls the Company or Protection One within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and Protection One to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company and Protection One in writing by such Underwriter expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel, in the opinion of the indemnified person on the advice of counsel, would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley in the case of parties indemnified pursuant to paragraph (a) above and by the Company in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) To the extent the indemnification provided for in paragraph (a) or
(b) of this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and Protection One, on the one hand, and the Underwriters, on the other hand, from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and Protection One, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and Protection One, on the one hand, and the Underwriters, on the other hand, in connection with the offering of such Notes shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Notes (before deducting expenses) received by the Company and the total discounts and commissions received by the Underwriters in respect thereof bear to the aggregate offering price of such Notes. The relative fault of the Company and Protection One, on the one hand, and of the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and Protection One or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective aggregate principal amount of Notes they have purchased hereunder, and not joint.

         (e) The Company, Protection One and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes resold by it in the initial placement of such Notes were offered to investors exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution provisions contained in this
Section 7 and the representations and warranties of the Company and Protection One contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriters or any person controlling the Underwriters or by or on behalf of the Company and Protection One, their officers or directors or any person controlling the Company or Protection One and (iii) acceptance of and payment for any of the Notes. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         8. Termination. This Agreement shall be subject to termination by notice given by the Underwriters to the Company and Protection One, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the NYSE, the American Stock Exchange, the NASD, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company or Protection One shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in your judgment, impracticable to market the Notes on the terms and in the manner contemplated in the Prospectus.

         9. Defaulting Underwriters. If, on the Closing Date or the Option Closing Date, as the case may be, any one of the Underwriters shall fail or refuse to purchase Notes that it has agreed to purchase hereunder on such date, and the number of Notes which such defaulting Underwriter agreed but failed or refused to purchase is not more than one-tenth of the total number of Notes to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Firm Notes set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Firm Notes set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Notes which such defaulting Underwriter agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Notes that any Underwriter has agreed to purchase pursuant to Section 3 be increased pursuant to this Section 9 by an amount in excess of one-ninth of such principal amount of Notes without the written consent of such Underwriter. If, on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail or refuse to purchase Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Notes to be purchased on such date and arrangements satisfactory to you and the Company for the purchase of such Notes are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or of the Company. In any such case either you or the Company shall have the right to postpone the Closing Date or the Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         If this Agreement shall be terminated by the Underwriters because (i) of any failure or refusal on the part of the Company or Protection One to comply with the terms or to fulfill any of the conditions of this Agreement to be complied with or fulfilled by the Company and Protection One or (ii) for any reason the Company or Protection One shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the fees and disbursements of their or its counsel) reasonably incurred by the Underwriters in connection with this Agreement or the offering contemplated hereunder.

         10. Representations and Indemnities to Survive. The respective indemnity and contribution agreements and the representations, warranties and other statements of the Company and Protection One, their respective officers and the Underwriters set forth in this

Agreement will remain in full force and effect, regardless of any termination of this Agreement, any investigation made by or on behalf of any Underwriter or the Company or Protection One or any of the officers, directors or controlling persons referred to in Section 7 and delivery of and payment for the Notes.

         11. Successors. This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         12. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         13. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

         14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.



                            [Signature pages follow]

         Please confirm your agreement to the foregoing by signing in the space provided below for that purpose and returning to us a copy hereof, whereupon this Agreement shall constitute a binding agreement between us.


                                           Very truly yours,

                                           PROTECTION ONE ALARM MONITORING, INC.


                                           By /s/ JOHN E. MACK, III
                                              ----------------------------------
                                              Name:  John E. Mack, III
                                              Title: Executive Vice President


                                           PROTECTION ONE, INC.


                                           By /s/ JOHN E. MACK, III
                                              ----------------------------------
                                              Name:  John E. Mack, III
                                              Title: Executive Vice President


Accepted and agreed as of the date hereof:

MORGAN STANLEY & CO. INCORPORATED
BEAR, STEARNS & CO. INC.
MONTGOMERY SECURITIES

    By:  MORGAN STANLEY & CO. INCORPORATED


          By /s/ MARK H. BRADLEY
             -----------------------------
             Name:  Mark H. Bradley
             Title: Principal

                                                                      SCHEDULE I



                                                             Aggregate Principal
                                                             Amount of Notes
      Underwriter                                            To Be Purchased
      -----------                                            ---------------
Morgan Stanley & Co. Incorporated                                 63,000,000

Bear, Stearns & Co. Inc.                                          13,500,000

Montgomery Securities                                             13,500,000

         Total                                                    90,000,000
                                                                  ==========

                                                                     SCHEDULE II


                      SUBSIDIARIES OF PROTECTION ONE, INC.


          Name                                               Ownership
          ----                                               ---------
Protection One Alarm                              100% of issued and outstanding
     Monitoring, Inc. ("Monitoring")              shares owned by Protection One, Inc.

Electronic Security Services, Inc.                100% of issued and outstanding shares
                                                  owned by Monitoring

G.T.M.T. Holding Co., Inc. ("GTMT")               100% of issued and outstanding shares
                                                  owned by Monitoring

Dictoguard Security, Inc.                         100% of issued and outstanding shares
                                                  owned by GTMT

                                                                       EXHIBIT A



                               OPINION OF COUNSEL
                       FOR THE COMPANY AND PROTECTION ONE


         The opinion of the counsel for the Company and Protection One to be delivered pursuant to Section 4(c) of the Underwriting Agreement shall be to the effect that:

         (A) All of the issued and outstanding shares of capital stock of Protection One have been duly and validly authorized and issued and are fully paid and non-assessable; to the best of such counsel's knowledge, except as set forth in the Prospectus or incorporated by reference therein, there are no outstanding rights, subscriptions, warrants, calls, options or other agreements of any kind to which the Company or Protection One is a party with respect to the capital stock of Protection One; Protection One has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in [list].

         (B) All of the issued and outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable and, to the best of such counsel's knowledge, are owned of record by Protection One, directly or indirectly, in each case free and clear of any pledge, lien, encumbrance, security interest, preemptive right or other claim; to the best of such counsel's knowledge, except as set forth in the Prospectus, there are no outstanding rights, subscriptions, warrants, calls, options or other agreements of any kind to which the Company or Protection One is a party with respect to the capital stock of any Subsidiary; each Subsidiary has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in [list].

         (C) The Underwriting Agreement has been duly authorized, executed and delivered by the Company and Protection One.

         (D) The authorized capital stock of Protection One conforms as to legal matters to the description thereof contained in the Prospectus.

         (E) The Notes have been duly authorized and, when executed, authenticated and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will (x) be valid and binding obligations of the Company enforceable in accordance with their terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (B) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability and (y) be entitled to the benefits of the Indenture.

         (F) The Indenture has been duly qualified under the TIA and duly authorized, executed and delivered by the Company and Protection One and the Subordinated Indenture is, and the Supplemental Indenture, upon due authorization, execution and delivery by the Trustee, will be, a valid and binding agreement of the Company and Protection One, enforceable in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability.

         (G) The Note Guarantee has been duly authorized, executed and delivered by Protection One and, assuming due execution and authentication of the Notes in accordance with the Indenture, will (x) be a valid and binding obligation of Protection One enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability and (y) be entitled to the benefits of the Indenture.

         (H) The Conversion Shares have been duly authorized and reserved and, when issued upon conversion of the Notes in accordance with the terms of the Notes and the Indenture, will be validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar rights.

         (I) The execution and delivery by the Company and Protection One of, and the performance by each of the Company and Protection One of its obligations under, the Underwriting Agreement, the Indenture, the Notes (in the case of the Company) and the Note Guarantee (in the case of Protection
     One), and the issuance, sale and delivery of the Notes and the Note Guarantee and the issuance and delivery of the Conversion Shares upon conversion of the Notes will not contravene any provision of applicable law or the certificate of incorporation or by-laws of Protection One or any of the Subsidiaries or any agreement or other instrument that is material to Protection One and the Subsidiaries, taken as a whole, or, to the best knowledge of such counsel after due inquiry, any judgment, order or decree of any governmental body, agency or court known to such counsel to have jurisdiction over Protection One or any

     Subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the issuance of the Notes, the performance by each of the Company and Protection One of its respective obligations under the Underwriting Agreement, the Indenture, the Notes, or the Note Guarantee (in the case of Protection One), except such as may be required by the Securities Act or the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes and the Note Guarantee and the issuance of Conversion Shares upon conversion of the Notes.

         (J) Such counsel does not know of any legal or governmental proceedings pending or threatened to which Protection One or any Subsidiary is a party or to which any of the properties of Protection One or any Subsidiary is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

         (K) The statements (x) in the Prospectus under the captions "Description of the Notes," "Description of Capital Stock," and "Plan of Distribution" and (y) in the Registration Statement in Item 14, in each case insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and are accurate in all material respects.

         (L) The terms of the Notes, the Note Guarantees and the Indenture conform in all material respects to the description thereof in the Prospectus under the heading "Description of Notes" and the Conversion Shares confirm in all material respects to the description thereof contained in the Prospectus under the heading "Description of Capital Stock."

         (M) The statements in the Prospectus under the caption "Certain Federal Income Tax Consequences" insofar as such statements constitute a summary of matters of law or legal conclusions are accurate in all material respects and fairly summarize the matters referred to therein.

         (N) Neither the Company nor Protection One is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         (O) Such counsel is of the opinion that each preliminary prospectus filed pursuant to Rule 424 under the Securities Act complied when so filed as to form in all material respects with the Securities Act and the Securities Act Regulations.

         (P) Such counsel (i) is of the opinion that each document, if any, filed with the Commission pursuant to the Exchange Act and the Exchange Act Regulations and incorporated by reference in the Prospectus (except for financial statements and schedules and other financial and statistical data derived therefrom included or incorporated by reference therein as to which such counsel need not express any opinion), complied when so filed as to form in all material respects with the Exchange Act and the Exchange Act Regulations, (ii) is of the opinion that the Registration Statement and Prospectus (except for financial statements and schedules and other financial and statistical data and derived therefrom included or incorporated by reference therein as to which such counsel need not express any opinion), as amended or supplemented, comply as to form in all material respects with the Securities Act, the Securities Act Regulations, the TIA and the TIA Regulations, (iii) has no reason to believe that any part of the (except for financial statements and schedules and other financial and statistical data derived therefrom included or incorporated by reference therein as to which such counsel need not express any belief) Registration Statement (including any amendment or supplement thereto, any Rule 462(b) Registration Statement and any annual report on Form 10-K filed with the Commission after the filing of the Registration Statement), when such part became effective, contained, or as of the date of such opinion contains, any untrue statement of a material fact or omitted or as of the date of such opinion omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iv) has no reason to believe that (except for financial statements and schedules and other financial and statistical data derived therefrom included or incorporated by reference therein as to which such counsel need not express any belief) the Prospectus or any amendment or supplement thereto contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         With respect to paragraph (P) above, counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and the Prospectus (and any amendments or supplements thereto) and review and discussion of the contents thereof, but are without independent check or verification except with respect to paragraphs (D), (K),
(L) and (M) above.

         Such opinion shall be rendered to the Underwriters at the request of the Company and shall so state therein.

                                                                       EXHIBIT B


                         OPINION OF SHEARMAN & STERLING



         The opinion of Shearman & Sterling to be delivered pursuant to Section 4(d) of the Placement Agreement shall be to the effect that:

         (A) The Underwriting Agreement has been duly authorized, executed and delivered by the Company and Protection One.

         (B) The Notes have been duly authorized and, when executed, authenticated and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will (x) be valid and binding obligations of the Company enforceable in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability and (y) be entitled to the benefits of the Indenture.

         (C) The Indenture has been duly qualified under the TIA and duly authorized, executed and delivered by the Company and Protection One and the Subordinated Indenture is, and the Supplemental Indenture, upon due authorization, execution and delivery by the Trustee, will be, a valid and binding agreement of the Company and Protection One, enforceable in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability.

         (D) The Note Guarantee has been duly authorized, executed and delivered by Protection One and, assuming due execution and authentication of the Notes in accordance with the Indenture, will (x) be a valid and binding obligation of Protection One enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability and (y) be entitled to the benefits of the Indenture.

         (E) The statements in the Prospectus under the captions "Description of the Notes," "Description of Capital Stock," and "Plan of Distribution," insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and are accurate in all material respects.

         (F) The terms of the Notes, the Note Guarantees and the Indenture conform in all material respects to the description thereof in the Prospectus under the heading "Description of Notes" and the Conversion Shares confirm in all material respects to the description thereof contained in the Prospectus under the heading "Description of Capital Stock."

         (G) Such counsel (i) is of the opinion that the Registration Statement and Prospectus (except for financial statements and schedules and other financial and statistical data derived therefrom included or incorporated by reference therein as to which such counsel need not express any opinion), as amended or supplemented, comply as to form in all material respects with the Securities Act, the Securities Act Regulations, the TIA and the TIA Regulations, (ii) has no reason to believe that any part of the (except for financial statements and schedules and other financial and statistical data derived therefrom included or incorporated by reference therein as to which such counsel need not express any belief) Registration Statement (including any amendment or supplement thereto, any Rule 462(b) Registration Statement and any annual report on Form 10-K filed with the Commission after the filing of the Registration Statement), when such part became effective, contained, or as of the date of such opinion contains, any untrue statement of a material fact or omitted or as of the date of such opinion omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) has no reason to believe that (except for financial statements and schedules and other financial and statistical data derived therefrom included or incorporated by reference therein as to which such counsel need not express any belief) the Prospectus or any amendment or supplement thereto contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         With respect to paragraph (G) above, Shearman & Sterling may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and the Prospectus (and any amendments or supplements thereto) and review and discussion of the contents thereof, but are without independent check or verification except with respect to paragraph (F) above.

                                                                       EXHIBIT C


                            FORM OF LOCK-UP CONTRACT



                                                                __________, 199_



Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Montgomery Securities
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY  l0036

Ladies and Gentlemen:

         The undersigned understands that Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Bear, Stearns & Co. Inc. and Montgomery Securities, as Representatives of the several Underwriters referred to below, propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with Protection One Alarm Monitoring, Inc., a Delaware corporation (the "Issuer") and a wholly owned subsidiary of Protection One, Inc., a Delaware corporation (the "Company"), and the Company providing for the public offering (the "Public Offering") by the several Underwriters, including Morgan Stanley (the "Underwriters") of up to $86,250,000 aggregate principal amount of Convertible Senior Subordinated Notes due 2003 (the "Notes") to be issued by the Issuer.

         To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the final prospectus supplement (the "Prospectus Supplement") to the basic prospectus relating to the Public Offering, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, $.01 par value, of the Company (the "Common Stock") or any securities convertible into or exercisable or exchangeable for Common Stock (provided that such shares or securities are either now owned by the undersigned or are hereafter acquired prior to or in connection with the Public Offering), or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus Supplement, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

         Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to agreement between the Issuer, the Company and the Underwriters.


                                              Very truly yours,


                                              __________________________________
                                              (Name)

                                              __________________________________
                                              (Address)



                                      C - 2